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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 20, 2009


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                        0-53163               26-1424764
-------------------------------    -------------------      -----------------
(State Or Other Jurisdiction          (Commission           (IRS Employer
Of Incorporation)                      File Number)        Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On March 20, 2009, BCSB Bancorp, Inc. (the "Company") announced that it entered into a Standstill Agreement (the "Agreement") with Financial Edge Fund, L.P., Financial Edge - Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital, LLC, PL Capital Advisors, LLC, Goodbody/PL Capital, LLC, John W. Palmer and Richard J. Lashley (collectively, the "PL Capital Parties"). Pursuant to the Agreement, the Company amended its Bylaws to delete a provision thereof that imposed a residency requirement for persons to be eligible for election, reelection, appointment or reappointment to the Company's Board of Directors. The Company agreed that so long as the PL Capital Parties beneficially own 5% or more of the Company's outstanding common stock, the Company's Board of Directors will not amend the Company's Bylaws to impose residency requirements as a qualification for service as a director. In addition, the Company agreed that so long as the PL Capital Parties beneficially own 5% or more of the Company's outstanding common stock, any options to acquire Company common stock granted under an equity incentive plan (the "Equity Incentive Plan") to be submitted to stockholders at the Company's 2009 annual meeting of stockholders will be granted at an exercise price equal to the greater of (i) $10.00 per share, and
(ii) the fair market value of a share of Company common stock on the date of grant.

         The PL Capital Parties agreed that from March 20, 2009 until September 30, 2010 (the "Standstill Period"), they and their affiliates or associates will not (and they will not assist or encourage others to), directly or indirectly, in any manner, without prior written approval of the Board of Directors of the
Company:

         (i) acquire, offer to acquire, solicit an offer to sell or agree to acquire directly or indirectly, alone or in concert with others, by purchase, gift or otherwise, any direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or any direct or indirect interest in any securities or direct or indirect rights, warrants or options to acquire, or securities convertible into or exchangeable for, any securities of the Company, provided that the PL Capital Parties may sell shares without the prior approval of the Board of Directors of the Company subject to a right of first refusal provided for in the Agreement;

         (ii) make, or in any way participate in, directly or indirectly, alone or in concert with others, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission promulgated pursuant to Section 14 of the Exchange Act) or seek to advise or influence in any manner whatsoever any person with respect to the voting of any voting securities of the Company;

         (iii) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of the Company;

         (iv) acquire, offer to acquire or agree to acquire, directly or indirectly, alone or in concert with others, by purchase, exchange or otherwise,
(a) any of the assets, tangible and intangible, of the Company or (b) direct or indirect rights, warrants or options to acquire any assets of the Company;


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         (v) arrange, or in any way participate, directly or indirectly, in any financing (except for margin loan financing for shares presently beneficially owned) for the purchase of any securities or securities convertible or exchangeable into or exercisable for any securities or assets of the Company;

         (vi) otherwise act, alone or in concert with others, to seek to offer to the Company or any of its stockholders any business combination, restructuring, recapitalization or similar transaction to or with the Company or otherwise seek, alone or in concert with others to control or change the management, Board of Directors or policies of the Company or nominate any person as a director of the Company who is not nominated by the then incumbent directors (provided that in the event there is a vacancy on the Company's Board of Directors, the PL Capital Parties may submit suggestions for nominees to the nominating committee of the Board of Directors for its consideration pursuant to the policies adopted by the nominating committee of the Board of Directors), or propose any matter to be voted upon by the stockholders of the Company; or

         (vii) announce an intention to do, or enter into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (i) through (vi) above, or publicly announce or disclose any request to be excused from any of the foregoing obligations.

         In addition, at the Company's 2009 annual meeting of stockholders, the PL Capital Parties agreed to vote all of the Company's shares they beneficially own in favor of the Equity Incentive Plan. At any annual meeting of stockholders of the Company during the Standstill Period, the PL Capital Parties agreed (i) to vote all the Company's shares they beneficially own in favor of the nominees for election or reelection as directors of the Company selected by the Board of Directors of the Company or the nominating committee of such Board of Directors and otherwise to support such director candidates, and (ii) with respect to any other proposal submitted by any stockholder of the Company to a vote of the Company's stockholders, to vote all the Company's shares they beneficially own in accordance with the recommendation of the Company's Board of Directors with respect to any such stockholder proposal.

         Upon the execution of the Agreement, the PL Capital Parties were deemed to have withdrawn their stockholder proposal submitted to the Company by letter dated December 10, 2008 pursuant to Rule 14a-8 under the Exchange Act.

         The Agreement is attached hereto as Exhibit 10.1, and the foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement. For more information, reference is made to the Company's press release dated March 20, 2009, a copy of which is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
              ------------

         (a) On March 20, 2009, the Board of Directors of the Company amended the Company's Bylaws to delete Article II, Section 3(b) therein, which provided that to be eligible for election, reelection, appointment or reappointment to the Company's Board of Directors, a person must reside in either the Baltimore, Maryland Metropolitan Statistical Area or Cecil County, Maryland. In connection with such amendment, Article II, Section 3(c) was redesignated as Article II,
Section 3(b). The Company's Bylaws, as amended, are filed as Exhibit 3.2 hereto.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

      (a)     Not applicable.

      (b)     Not applicable.

      (c)     Not applicable.

      (d)     The following exhibit is furnished herewith:

              Exhibit 3.2       Bylaws of BCSB Bancorp, Inc., as amended

              Exhibit 10.1 Standstill Agreement, dated March 20, 2009, between BCSB Bancorp, Inc. and Financial Edge Fund, L.P., Financial Edge - Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital, LLC, PL Capital Advisors, LLC, Goodbody/PL Capital, LLC, John W. Palmer and Richard J. Lashley

              Exhibit 99.1      Press Release dated March 20, 2009



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BCSB BANCORP, INC.



Date: March 24, 2009                  By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President and Chief Executive Officer